Financial Instruments	12 Months Ended
Dec. 31, 2013
Financial Instruments

19    Financial Instruments

A.  Fair values of financial instruments

The Company categorizes its financial assets and liabilities measured at fair value in line with the fair value hierarchy established by GAAP that prioritizes, with respect to reliability, the inputs to valuation techniques used to measure fair value. This hierarchy consists of three broad levels. Level 1 inputs consist of quoted prices (unadjusted) in active markets for identical assets and liabilities and give the highest priority to these inputs. Level 2 and 3 inputs are based on significant other observable inputs and significant unobservable inputs, respectively, and give lower priority to these inputs.

When possible, the estimated fair value is based on quoted market prices and, if not available, estimates from third party brokers. For non-exchange traded derivatives classified in Level 2, the Company uses standard valuation techniques to calculate fair value. Primary inputs to these techniques include observable market prices (interest, foreign exchange and commodity) and volatility, depending on the type of derivative and nature of the underlying risk. The Company uses inputs and data used by willing market participants when valuing derivatives and considers its own credit default swap spread as well as those of its counterparties in its determination of fair value.

The carrying values of financial instruments equal or approximate their fair values with the exception of long-term debt which has a fair value of approximately $5,572 million at December 31, 2013 (December 31, 2012 – $5,688 million) with a carrying value of $4,876 million (December 31, 2012 – $4,690 million). The estimated fair value of current and long-term borrowings has been determined based on market information where available, or by discounting future payments of interest and principal at estimated interest rates expected to be available to the Company at period end. All derivatives and long-term debt are classified as Level 2.

B.  Fair values of non-financial assets

At December 31, 2013, CP classified DM&E West as an asset held for sale carried at its estimated fair value less estimated direct selling costs (Note 3). During 2012, CP reviewed certain properties, goodwill, and certain related intangible assets for impairment (Note 3) and estimated the fair values of those properties. These estimated fair values were based on measurements classified as Level 3 which resulted in the recording of total impairment charges in 2013 of $434 million and in 2012 of $265 million (Note 3). CP used third party information that was corroborated with other internal information to estimate the fair value of these properties.

The techniques used to value long-term floating rate notes, which were classified as Level 3, is discussed below:

Long-term floating rate notes

At December 31, 2013 and December 31, 2012, the Company had no remaining investment in long-term floating rate notes.

During 2012, the Company sold its remaining investment in long-term floating rate notes (Master Asset Vehicle (“MAV”) 2 Class A-1 and A-2 Notes) which had a carrying value of $81 million (original cost – $105 million) for proceeds of $81 million.

Accretion, redemption of notes and other minor changes in market assumptions resulted in a net gain of $2 million in 2012 (2011 – $15 million), which was reported in “Other income and charges”.

The valuation technique and assumptions used by the Company to estimate the fair value of its investment in long-term floating rate notes during 2012 and 2011 incorporated probability weighted discounted cash flows considered the best available public information regarding market conditions and other factors that a market participant would have considered for such investments.

C.  Financial risk management

Derivative financial instruments

Derivative financial instruments may be used to selectively reduce volatility associated with fluctuations in interest rates, foreign exchange (“FX”) rates, the price of fuel and stock-based compensation expense. Where derivatives are designated as hedging instruments, the relationship between the hedging instruments and their associated hedged items is documented, as well as the risk management objective and strategy for the use of the hedging instruments. This documentation includes linking the derivatives that are designated as fair value or cash flow hedges to specific assets or liabilities on the Consolidated Balance Sheets, commitments or forecasted transactions. At the time a derivative contract is entered into, and at least quarterly thereafter, an assessment is made whether the derivative item is effective in offsetting the changes in fair value or cash flows of the hedged items. The derivative qualifies for hedge accounting treatment if it is effective in substantially mitigating the risk it was designed to address.

It is not the Company’s intent to use financial derivatives or commodity instruments for trading or speculative purposes.

Credit risk management

Credit risk refers to the possibility that a customer or counterparty will fail to fulfil its obligations under a contract and as a result create a financial loss for the Company.

The railway industry predominantly serves financially established customers and the Company has experienced limited financial losses with respect to credit risk. The credit worthiness of customers is assessed using credit scores supplied by a third party, and through direct monitoring of their financial well-being on a continual basis. The Company establishes guidelines for customer credit limits and should thresholds in these areas be reached, appropriate precautions are taken to improve collectability.

Counterparties to financial instruments expose the Company to credit losses in the event of non-performance. Counterparties for derivative and cash transactions are limited to high credit quality financial institutions, which are monitored on an on-going basis. Counterparty credit assessments are based on the financial health of the institutions and their credit ratings from external agencies. The Company does not anticipate non-performance that would materially impact the Company’s financial statements. In addition, the Company believes there are no significant concentrations of credit risk.

Foreign exchange management

The Company conducts business transactions and owns assets in both Canada and the United States. As a result, the Company is exposed to fluctuations in value of financial commitments, assets, liabilities, income or cash flows due to changes in FX rates. The Company may enter into foreign exchange risk management transactions primarily to manage fluctuations in the exchange rate between Canadian and U.S. currencies. FX exposure is primarily mitigated through natural offsets created by revenues, expenditures and balance sheet positions incurred in the same currency. Where appropriate, the Company may negotiate with customers and suppliers to reduce the net exposure.

Occasionally the Company will enter into short-term FX forward contracts as part of its cash management strategy.

Net investment hedge

The FX gains and losses on long-term debt are mainly unrealized and can only be realized when U.S. dollar denominated long-term debt matures or is settled. The Company also has long-term FX exposure on its investment in U.S. affiliates. The majority of the Company’s U.S. dollar denominated long-term debt has been designated as a hedge of the net investment in foreign subsidiaries. This designation has the effect of mitigating volatility on net income by offsetting long-term FX gains and losses on U.S. dollar denominated long-term debt and gains and losses on its net investment. The effective portion recognized in “Other comprehensive income (loss)” in 2013 was an unrealized foreign exchange loss of $217 million (2012 – unrealized gain of $69 million; 2011 – unrealized loss of $59 million) (Note 9). There was no ineffectiveness during 2013 (2012 – $nil; 2011 – $nil).

Foreign exchange forward contracts

The Company may enter into FX forward contracts to lock-in the amount of Canadian dollars it has to pay on U.S. denominated debt maturities.

At December 31, 2013, the Company had FX forward contracts to fix the exchange rate on US$100 million of principal outstanding on a capital lease due in January 2014, US$175 million of its 6.50% Notes due in May 2018, and US$100 million of its 7.25% Notes due in May 2019, unchanged from December 31, 2012. These derivatives, which are accounted for as cash flow hedges, guarantee the amount of Canadian dollars that the Company will repay when these obligations mature.

During 2013, an unrealized foreign exchange gain of $18 million (2012 – unrealized loss of $4 million; 2011 – realized and unrealized gain of $8 million) was recorded in “Other income and charges” in relation to these derivatives. Gains recorded in “Other income and charges” were largely offset by unrealized losses on the underlying debt which the derivatives were designated to hedge. Similarly, losses were largely offset by unrealized gains on the underlying debt.

At December 31, 2013, the unrealized gain derived from these FX forwards was $25 million (2012 – $8 million) of which $6 million (2012 – $nil) was included in “Other current assets” and $19 million (2012 – $8 million) in “Other assets” with the offset reflected as an unrealized gain of $5 million (2012 – $6 million) in “Accumulated other comprehensive loss” and as an unrealized gain of $20 million (2012 – $2 million) in “Retained earnings”.

During 2011, in anticipation of a cash tender to offer to redeem the Company’s US$101 million 5.75% May 2013 Notes, the Company unwound a similar amount of FX forward contracts to fix the exchange rate on these Notes for total proceeds of $2 million (Note 18).

At December 31, 2013, the Company expected that, during the next twelve months, unrealized pre-tax losses of $1 million would be reclassified to “Other income and charges”.

Interest rate management

The Company is exposed to interest rate risk, which is the risk that the fair value or future cash flows of a financial instrument will vary as a result of changes in market interest rates. In order to manage funding needs or capital structure goals, the Company enters into debt or capital lease agreements that are subject to either fixed market interest rates set at the time of issue or floating rates determined by on-going market conditions. Debt subject to variable interest rates exposes the Company to variability in interest expense, while debt subject to fixed interest rates exposes the Company to variability in the fair value of debt.

To manage interest rate exposure, the Company accesses diverse sources of financing and manages borrowings in line with a targeted range of capital structure, debt ratings, liquidity needs, maturity schedule, and currency and interest rate profiles. In anticipation of future debt issuances, the Company may enter into forward rate agreements such as treasury rate locks, bond forwards or forward starting swaps, designated as cash flow hedges, to substantially lock in all or a portion of the effective future interest expense. The Company may also enter into swap agreements, designated as fair value hedges, to manage the mix of fixed and floating rate debt.

Interest rate swaps

At December 31, 2013 and December 31, 2012, the Company had no outstanding interest rate swaps, nor did it enter into or unwind any such transactions during 2013.

During 2011, the Company amortized $5 million of deferred gains to “Net interest expense” relating to interest rate swaps previously unwound in 2010 and 2009. In addition, during 2011, the Company amortized $2 million of deferred gains to “Other income and charges” as a result of the redemption of 5.75% May 2013 Notes (Note 18). These gains were deferred as a fair value adjustment to the underlying debts that were hedged and were amortized to “Net interest expense” until the debts were redeemed in 2011.

Treasury rate locks

At December 31, 2013, the Company had net unamortized losses related to interest rate locks, which are accounted for as cash flow hedges, settled in previous years totalling $22 million (December 31, 2012 – $22 million). This amount is composed of various unamortized gains and losses related to specific debts which are reflected in “Accumulated other comprehensive loss” and are amortized to “Net interest expense” in the period that interest on the related debt is charged. The amortization of these gains and losses resulted in a negligible increase to “Net interest expense” and “Other comprehensive income (loss)” in 2013 (2012 – negligible; 2011 – negligible).

At December 31, 2013, the Company expected that, during the next twelve months, a negligible amount of loss related to these previously settled derivatives would be reclassified to “Net interest expense”.

Fuel price management

The Company is exposed to commodity risk related to purchases of diesel fuel and the potential reduction in net income due to increases in the price of diesel. Fuel expense constitutes a large portion of the Company’s operating costs and volatility in diesel fuel prices can have a significant impact on the Company’s income. Items affecting volatility in diesel prices include, but are not limited to, fluctuations in world markets for crude oil and distillate fuels, which can be affected by supply disruptions and geopolitical events.

The impact of variable fuel expense is mitigated substantially through fuel cost recovery programs which apportion incremental changes in fuel prices to shippers through price indices, tariffs, and by contract, within agreed upon guidelines. While these programs provide effective and meaningful coverage, residual exposure remains as the fuel expense risk may not be completely recovered from shippers due to timing and volatility in the market. In the past, to address the residual portion of CP’s fuel costs not mitigated by its fuel cost recovery programs, CP had a systematic hedge program. As a result of improving coverage from its fuel cost recovery programs, CP exited its hedging program during the first quarter of 2013.

Energy futures

During the first quarter ended March 31, 2013, the Company settled its remaining diesel futures contracts, accounted for as cash flow hedges, to purchase 20 million U.S. gallons during 2013 for proceeds of $2 million.

During the twelve months ended December 31, 2013, the impact of settled swaps decreased “Fuel” expense by $2 million, as a result of realized gains on diesel swaps (2012 – realized gains $1 million; 2011 – realized gains $8 million).

At December 31, 2013, the Company had no outstanding diesel futures contracts. At December 31, 2012, the unrealized loss on these contracts was negligible.

Stock-based compensation expense management

Total return swaps (“TRS”)

The Company is exposed to stock-based compensation risk, which is the probability of increased compensation expense when the Company’s share price rises.

The TRS was a derivative that provided a gain to offset increased compensation expense as the share price increased and a loss to offset reduced compensation expense when the share price declined. If stock-based compensation share units fall out of the money after entering the program, the loss associated with the swap would no longer be fully offset by the compensation expense reductions, which would reduce the effectiveness of the swap. This derivative was not designated as a hedge and changes in fair value were recognized in net income in the period in which the change occurred.

At December 31, 2013 and December 31, 2012, the Company had no share units remaining in the TRS.

During 2012, the Company exited the TRS program and unwound 0.6 million of its remaining share units for proceeds of $3 million. During the same period of 2011, the program was reduced by 0.5 million share units at minimal cost.

“Compensation and benefits” expense on the Company’s Consolidated Statements of Income included a net gain on these swaps of $6 million in 2012 (2011 – $3 million). There was no impact to “Compensation and benefits” expense in 2013.